UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2006

REDWOOD TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-13759 (Commission File Number)	68-0329422 (I.R.S. Employer Identification No.)

One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices and Zip Code)

(415) 389-7373
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On December 8, 2006, Redwood Trust, Inc. (the “Company”) and George Bull, the Company’s Chairman of the Board and Chief Executive Officer, Doug Hansen, the Company’s President, Martin Hughes, the Company’s Vice President, Chief Financial Officer, Treasurer, and Secretary, and Brett Nicholas, Andrew Sirkis and Harold Zagunis, Vice Presidents of the Company, entered into amendments to their respective employment agreements providing for an increase in the annual base salary payable under the agreements, effective January 1, 2007. The amendments provide for an increase in the 2007 base salaries for Messrs. Bull and Hansen from $600,000 to $700,000, for Mr. Nicholas from $300,000 to 500,000, for Mr. Hughes from $300,000 to $450,000, for Mr. Sirkis from $300,000 to $400,000, and for Mr. Zagunis from $300,000 to $325,000.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
10.1	Amendment to Employment Agreement, by and between Redwood Trust, Inc. and George E. Bull III, dated as of December 8, 2006.

10.2	Amendment to Employment Agreement, by and between Redwood Trust, Inc. and Douglas B. Hansen, dated as of December 8, 2006.

10.3	Amendment to Employment Agreement, by and between Redwood Trust, Inc. and Martin S. Hughes, dated as of December 8, 2006.

10.4	Amendment to Employment Agreement, by and between Redwood Trust, Inc. and Brett D. Nicholas, dated as of December 8, 2006.

10.5	Amendment to Employment Agreement, by and between Redwood Trust, Inc. and Andrew I. Sirkis, dated as of December 8, 2006.

10.6	Amendment to Employment Agreement, by and between Redwood Trust, Inc. and Harold F. Zagunis, dated as of December 8, 2006.

SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 8, 2006	REDWOOD TRUST, INC.

	By:	/s/ Martin S. Hughes
Martin S. Hughes
Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment to Employment Agreement, by and between Redwood Trust, Inc. and George E. Bull III, dated as of December 8, 2006.

10.2	Amendment to Employment Agreement, by and between Redwood Trust, Inc. and Douglas B. Hansen, dated as of December 8, 2006.

10.3	Amendment to Employment Agreement, by and between Redwood Trust, Inc. and Martin S. Hughes, dated as of December 8, 2006.

10.4	Amendment to Employment Agreement, by and between Redwood Trust, Inc. and Brett D. Nicholas, dated as of December 8, 2006.

10.5	Amendment to Employment Agreement, by and between Redwood Trust, Inc. and Andrew I. Sirkis, dated as of December 8, 2006.

10.6	Amendment to Employment Agreement, by and between Redwood Trust, Inc. and Harold F. Zagunis, dated as of December 8, 2006.